As filed with the Securities and Exchange Commission on February 25, 2005.
                                                      Registration No. 333-44723
                                                               File No. 811-9044
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9



         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 9


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                         NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                             One National Life Drive
                            Montpelier, Vermont 05604
                                 (802) 229-3113
                         -------------------------------

                                D. Russell Morgan
                            Chief Compliance Officer
                         National Life Insurance Company
                             One National Life Drive
                            Montpelier, Vermont 05604
                (name and complete address of agent for service)
                         -------------------------------

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                            Washington, DC 20004-2404
                         -------------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X_ on May 2, 2005 pursuant to paragraph (a)(1) of Rule 485


__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a Variable Universal Life Account under surviviorship flexible premium variable universal life policies

                            SENTINEL ESTATE PROVIDER
                               P R O S P E C T U S
                                DATED MAY 2, 2005


                         NATIONAL LIFE INSURANCE COMPANY
           Home Office: National Life Drive, Montpelier, Vermont 05604
                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            Telephone: (800) 732-8939

This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at a guaranteed rate of at least 4%. The separate account has forty-nine subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:

-----------------------------------------------------------------------------------------------------------------------
MANAGED BY NL CAPITAL              MANAGED BY FRED ALGER        MANAGED BY AMERICAN CENTURY      MANAGED BY THE DREYFUS
MANAGEMENT, INC.                   MANAGEMENT, INC              INVESTMENT MANAGEMENT, INC       CORPORATION
-----------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST   ALGER AMERICAN FUND          AMERICAN CENTURY VARIABLE        DREYFUS VARIABLE
                                                                PORTFOLIOS, INC.                 INVESTMENT FUND
   COMMON STOCK FUND                  GROWTH PORTFOLIO             VP INCOME & GROWTH PORTFOLIO     APPRECIATION PORTFOLIO
   MID CAP GROWTH FUND                LEVERAGED ALLCAP             VP VALUE PORTFOLIO               DEVELOPING LEADERS PORTFOLIO
   SMALL COMPANY FUND                    PORTFOLIO                 VP ULTRA PORTFOLIO               DREYFUS QUALITY BOND PORTFOLIO
   GROWTH INDEX FUND                  SMALL CAPITALIZATION         VP VISTA PORTFOLIO
   BALANCED FUND                         PORTFOLIO                 VP INTERNATIONAL PORTFOLIO    DREYFUS SOCIALLY RESPONSIBLE
   BOND FUND                                                       VP INFLATION PROTECTION       GROWTH FUND, INC.
   MONEY MARKET FUND                                                  PORTFOLIO



----------------------------------------------------------------------------------------------------------------------------
MANAGED BY FIDELITY MANAGEMENT     MANAGED BY FRANKLIN          MANAGED BY A I M                 MANAGED BY J.P. MORGAN
& RESEARCH COMPANY                 TEMPLETON INVESTMENTS        ADVISORS, INC.                   INVESTMENT MANAGEMENT, INC.
----------------------------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE        FRANKLIN TEMPLETON VARIABLE  AIM VARIABLE INSURANCE FUNDS     J.P. MORGAN SERIES TRUST II
PRODUCT FUNDS                      INSURANCE  PRODUCTS TRUST
   CONTRAFUND PORTFOLIO(R)            MUTUAL SHARES SECURITIES     AIM VI - DYNAMICS FUND           JP MORGAN INTERNATIONAL
   EQUITY INCOME PORTFOLIO              FUND                       AIM VI - HEALTH SCIENCES            EQUITY PORTFOLIO
   GROWTH PORTFOLIO                   FRANKLIN SMALL CAP VALUE        FUND                          JP MORGAN SMALL COMPANY
   HIGH INCOME PORTFOLIO                SECURITIES  FUND           AIM VI - TECHNOLOGY FUND            PORTFOLIO
   INDEX 500 PORTFOLIO                FRANKLIN SMALL CAP FUND
   INVESTMENT GRADE BOND              TEMPLETON FOREIGN
      PORTFOLIO                         SECURITIES FUND
   OVERSEAS PORTFOLIO                 FRANKLIN REAL ESTATE FUND
   MID CAP PORTFOLIO


----------------------------------------------------------------------------------------------------------------------------
MANAGED BY NEUBERGER BERMAN        MANAGED BY DEUTSCHE          MANAGED BY WELLS ENERGY FUNDS    MANAGED BY T.ROWE PRICE
MANAGEMENT, INC.                   INVESTMENT MANAGEMENT        MANAGEMENT, LLC                  ASSOCIATES, INC.
                                   AMERICAS, INC.
----------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS          SCUDDER  VARIABLE SERIES II  WELLS FARGO FUNDS                T. ROWE PRICE EQUITY SERIES,
MANAGEMENT TRUST                                                                                    INC.
   PARTNERS PORTFOLIO              DREMAN HIGH RETURN EQUITY    WELLS FARGO ADVANTAGE            BLUE CHIP GROWTH PORTFOLIO
                                     PORTFOLIO                    DISCOVERY VARIABLE TRUST FUND

   MID CAP GROWTH PORTFOLIO        DREMAN SMALL CAP VALUE       WELLS FARGO ADVANTAGE            EQUITY INCOME PORTFOLIO
                                     PORTFOLIO                    OPPORTUNITY VARIABLE TRUST
                                                                  FUND
   FASCIANO PORTFOLIO                                                                            HEALTH SCIENCES PORTFOLIO
   LIMITED MATURITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------


The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


                                                                           PAGE
Summary of the Benefits and Risks of the Policy.............................1
     Summary of Principal Policy Benefits...................................1
     Summary of the Principal Risks of Purchasing a Policy..................
     Fee Tables.............................................................
National Life Insurance Company and the General Account.....................
     National Life Insurance Company........................................
     The Fixed Account......................................................
     The Variable Account...................................................
     The Portfolios.........................................................
     Addition, Deletion or Substitution of Investments......................
     Voting Portfolio Shares................................................
     Net Investment Return of the Variable Account..........................
The Policy..................................................................
     Purchasing a Policy....................................................
     Premiums...............................................................
     Transfers..............................................................
     Telephone Transaction Privilege........................................
     Other Transfer Rights..................................................
     Available Automated Fund Management Features...........................
     Accumulated Value......................................................
Death Benefit...............................................................
     Ability to Adjust Face Amount..........................................
     Payment of Policy Benefits.............................................
     Settlement Options.....................................................
Policy Loans................................................................
Surrenders and Withdrawals..................................................
Lapse and Reinstatement.....................................................
Charges and Deductions......................................................
     Premium Expense Charge.................................................
     Surrender Charge.......................................................
     Monthly Deduction......................................................
     Withdrawal Charge......................................................
     Transfer Charge........................................................
     Projection Report Charge...............................................
     Other Charges..........................................................
     Differences in Charges for Policies Issued in New York.................
Optional Benefits...........................................................
     Guaranteed Death Benefit...............................................
     Additional Protection Benefit..........................................
     Automatic Increase Rider...............................................
Federal Income Tax Considerations...........................................
     Introduction...........................................................
     Tax Status of the Policy...............................................
     Tax Treatment of Policy Benefits.......................................
     Possible Tax Law Changes...............................................
     Possible Charges for National Life's Taxes.............................
Legal Matters...............................................................
Distribution of the Policies................................................
Other Policy Provisions.....................................................
Financial Statements........................................................
Glossary....................................................................
Appendix A..................................................................A-1
Appendix B..................................................................B-1
Appendix C..................................................................C-1
Statement of Additional Information Table of Contents.......................D-1



THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.


    SUMMARY OF PRINCIPAL POLICY BENEFITS

     SURVIVORSHIP LIFE INSURANCE PROTECTION.

     The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.

     As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         Face Amount; or
         the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         the Face Amount plus the Accumulated Value; or the Accumulated Value multiplied by the same factor that applies to option A.

         After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy
         - Basic Coverage and Additional Coverage. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.

o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

     After a year, you may request a Withdrawal of Cash Surrender Value.
     However:

           o   You must withdraw at least $500;

           o You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

           o You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

           o We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.

     You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.

VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

     As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.


    SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

     Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the underlying Funds and the returns achieved by Owners. Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund's portfolio, and increase brokerage and administrative costs of the underlying Funds. To protect Owners and underlying Funds from such effects, we have developed market timing procedures. See "Disruptive Trading" below.

RISK OF LAPSE.

     If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Cumulative Guarantee Premium; (2) if you purchase the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.

     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

     We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.



------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of      3.4% of each premium payment      3.4% of each premium payment
PREMIUM TAX PORTION         each premium
                            payment
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of       7.0% of the premium up to the    During the first 10 Policy Years:
DISTRIBUTION PORTION        each premium         Target Premium1, and 5.0% of      a deduction of 7.0% of the premium
                            payment              premium in excess of Target       up to the Target Premium(1), and 4.0%
                                                 Premium                           of premium in excess of Target
                                                                                   Premium
                                                                                   After the first 10 Policy Years:
                                                                                   4.0% of all premiums
--------------------------- -------------------- --------------------------------- -------------------------------------
SURRENDER  CHARGE           Upon surrender or
                            lapse of the
                            Policy during the
                            first 10 Policy
                            Years or during
                            the 10 years
                            following an
                            increase in Basic
o   Minimum and             Coverage             $2.40 to $50.00 per $1000 of      $2.40 to $50.00 per $1000 of
    Maximum Charge(2)                            initial or increased Basic        initial or increased Basic Coverage
                                                 Coverage
o   Charge for a
    male insured age 55
    and female insured                           $10.00 per $1000 of Basic         $10.00 per $1000 of Basic Coverage
    age 50, both                                 Coverage
    preferred nonsmokers

--------------------------- -------------------- --------------------------------- -------------------------------------
WITHDRAWAL FEES             Upon making a        Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                            Withdrawal           withdrawn or $25                  or $25

--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   2% annually of amount held as     1.3% annually of amount held as
                            Policy year or       Collateral                        Collateral
                            upon death,
                            surrender or
                            lapse, if earlier
--------------------------- -------------------- --------------------------------- -------------------------------------
PROJECTION REPORT CHARGE    When report          $25 maximum in New York; no       $25
                            requested            guaranteed maximum elsewhere
--------------------------- -------------------- --------------------------------- -------------------------------------



                                      -5-


1 The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

2The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

3 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

                                      * * *


The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED -                 AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------
COST OF INSURANCE:(4)
                            On the Date of Issue of
                            the Policy and on each
                            Monthly Policy Date


o  Minimum and Maximum                           $0.00004 to $58.01_per            $0.00004 to $21.54 per $1000 of
   Charge(5)                                     $1000 of Net Amount at            Net Amount at Risk per month
                                                 Risk per month
                                                                                   $0.0043 per $1000 of Net Amount
o  Charge for a male                             $0.0043 per $1000 of Net          at Risk per month
   insured age 55 and                            Amount at Risk per month
   female insured age 50,
   both preferred
   nonsmokers, Policy
   Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------




                                      -6-

------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED -                 AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------

VARIABLE ACCOUNT CHARGE     On the Date of Issue   Annual rate of 0.90% of         During the first 10 Policy Years
                            of the Policy and on   the Accumulated Value           (in all cases, percentages are of
                            each Monthly Policy    in the Variable Account         the Accumulated Value in the
                            Date                                                   variable Account):
                                                                                   Policies with Basic Coverage less
                                                                                   than $1 million: 0.90%
                                                                                   Policies with Basic Coverage from
                                                                                   $1 million to $3 million:
                                                                                   0.80%Policies with Basic Coverage
                                                                                   of $3 million or more: 0.75%

                                                                                   During the first 10 Policy Years:
                                                                                   Policies with Basic Coverage less
                                                                                   than $1 million: 0.35%
                                                                                   Policies with Basic Coverage from
                                                                                   $1 million to $3 million: 0.30%
                                                                                   Policies with Basic Coverage of
                                                                                   $3 million or more: 0.25%


------------------------------ -------------------------- -------------------------- -----------------------------------
MONTHLY ADMINISTRATIVE      On the Date of Issue of
CHARGE(6)                   the Policy and on each
                            Monthly Policy Date
o  Minimum and Maximum                           $15.00 per month, plus            $7.50 per month to $15.00 per
   Charge(7)                                     from $0.08 to $0.09 per           month plus $0.09 per $1000 of
                                                 $1000 of Basic Coverage           Basic Coverage
o  Charge for a male
   insured age 55 and
   female insured age 50,                        $15.00 per month, plus            $15.00 per month, plus $0.08 per
   both preferred                                $0.08 per $1000 of Basic          $1000 of Basic Coverage
   nonsmokers, Policy                            Coverage
   Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGES FOR OPTIONAL
BENEFITS:
Additional Protection       On the Date of Issue of
Benefit(4)                  the Policy and on each
                            Monthly Policy Date
o  Minimum and Maximum                           $0.013 to $64.20 per              $0.0049 to $24.54 per $1000 of
   Charge(8)                                     $1000 of Net Amount at            Net Amount at Risk per month
                                                 Risk per month
                                                                                   $0.011 per $1000 of Net Amount at
o  Charge for a male                             $0.017 per $1000 of Net           Risk per month
   insured age 55 and                            Amount at Risk per month
   female insured age 50,
   both preferred
   nonsmokers, Policy
   Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------




                                      -7-


------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED -                 AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------

Policy Split Option         At the time the split   $200                            $200
                            option is exercised
------------------------------ -------------------------- -------------------------- -----------------------------------
Estate Preservation         On the Date of Issue of
 Rider(6)                   the Policy and on each
                            Monthly Policy Date
o Minimum and Maximum       thereafter           $0.013 to $20.18 per              $0.0085 to $2.17 per month per
  Charge(9)                                      month per $1000 of net            $1000 of net amount of the
                                                 amount of the increase            increase in Death Benefit
                                                 in Death Benefit                  provided by the Rider
                                                 provided by the Rider
o Charge for a male                                                                $0.011 per month per $1000 of net
  insured age 55 and                             $0.017 per month per              amount of the increase in Death
  female insured age 50,                         $1000 of net amount of            Benefit provided by the Rider
  both preferred                                 the increase in Death
  nonsmokers, Policy                             Benefit provided by the
  Year 1                                         Rider

------------------------------ -------------------------- -------------------------- -----------------------------------
Term Rider(6)               On the Date of Issue of
                            the Policy and on each
                            Monthly Policy Date
o  Minimum and Maximum      thereafter           $0.088 to $8.24 per               $0.018 to $8.24 per month per
   Charge(10)                                    month per $1000 of the            $1000 of the term insurance
                                                 term insurance coverage           coverage provided by the Rider
                                                 provided by the Rider
o  Charge for a male                                                               $0.098 per month per $1000 of net
   insured age 55                                $0.87 per month per               amount of the term insurance
   preferred nonsmoker,                          $1000 of net amount of            coverage provided by the Rider
   Policy Year 1                                 the term insurance
                                                 coverage provided by the
                                                 Rider

------------------------------ -------------------------- -------------------------- -----------------------------------
Guaranteed Death Benefit    On the Date of Issue $0.01 per $1000 of Face           $0.01 per $1000 of Face Amount
                            of the Policy and    Amount per month                  per month
                            on each Monthly
                            Policy Date
                            thereafter
------------------------------ -------------------------- -------------------------- -----------------------------------
Continuing Coverage Rider   On the Date of Issue  $3.50 per $1000 of Net           $2.50 per $1000 of Net Amount at the
                            of Policy and on each Amount at Risk per month         Risk per month
                            Monthly Policy Date
------------------------------ -------------------------- -------------------------- -----------------------------------
Enhanced Death Benefit
Rider(11)                                             None                         None

------------------------------ -------------------------- -------------------------- -----------------------------------
Automatic Increase          On the Date of Issue of    None                        None
Rider(11)                   the Policy and on each
                            Monthly Policy Date

------------------------------ -------------------------- -------------------------- -----------------------------------



                                      -8-




4 Cost of insurance charges vary based on each Insured's Issue Age, sex, Rate Class, the coverage's Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or Additional Coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

5 The minimum charge, both current and guaranteed, is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 80, male, standard smoker and Issue Age 75, standard smoker, in Policy Year 25.

6 The charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

7 The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.

8 The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; The current minimum charge is based on two Insureds with the following characteristics: issue age 1, female, nonsmoker, in Policy year 21; the maximum guaranteed charge occurs for most male/male combinations at the younger insured's attained age 99; the maximum current charge is based on two Insureds with the following characteristics: issue age 20, male, standard smoker and issue age 26, female, preferred nonsmoker, in policy year 80.

9 The minimum guaranteed charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the minimum current charge applies to two unisex issue preferred nonsmoker Insureds age 62 and age 63 in the first policy year; the maximum guaranteed and current charge applies to two male Insureds, both issue age 90, in Policy Year 4.

10 The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.

11 There is no cost for the Enhanced Death Benefit Rider or the Automatic Increase Rider. However, to the extent either Rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.


                                      * * *



The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2004. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets):



------------------------------------------------------------- ------------------
                                                  Minimum              Maximum
------------------------------------------------------------- ------------------
Total Annual Portfolio Operating Expenses
(total of all expenses that are deducted           ___%                 ___%
from portfolio assets including management
fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2004.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets)


                                                                       Gross
[TO BE PROVIDED BY                 Management    12b-1      Other   Total Annual
POST EFFECTIVE AMENDMENT FILING]     Fee         Fees      Expenses   Expenses



The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

51

              NATIONAL LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT


NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.


THE FIXED ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the Fixed Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.

Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE FIXED ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account's assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.

The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.


The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. You should know that during extended periods of low interest rates, the yields of the Sentinel Variable Products Trust Market Fund may also become extremely low and possibly negative.



------------------------------------------------------- -------------------------- --------------------------------- ---------------
PORTFOLIO                                               TYPE OF FUND               INVESTMENT ADVISER                SUBADVISER
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Sentinel Variable Products Trust:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Common Stock Fund                                    Large Value Equity         NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Index Fund                                    Index Equity               NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Mid Cap Growth Fund                                  Mid Cap Growth Equity      NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Money Market Fund                                    Money Market               NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Small Company Fund                                   Small Blend Equity         NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Bond Fund                                            Investment-Grade Bond      NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Balanced Fund                                        Hybrid Equity and Debt     NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
The Alger American Fund:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Portfolio - Class O Shares                    Large Growth Equity        Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Leveraged AllCap Portfolio - Class O Shares          Growth Equity              Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Small Capitalization Portfolio - Class O Shares      Small Growth Equity        Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Income & Growth Portfolio                         Large Value Equity         American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Value Portfolio                                   Mid Cap Value Equity       American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Ultra Portfolio                                   Large Growth Equity        American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Vista Portfolio                                   Mid Cap Growth Equity      American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP International Portfolio                           International Equity       American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Inflation Protection Portfolio                    Fixed Income               American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Dreyfus:Variable Investment Fund
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Appreciation Portfolio                              Large Blend                The Dreyfus Corporation           Fayez Sarofim
                                                                                                                     & Co.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Developing Leaders Portfolio                        Aggressive Growth          The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Quality Bond Portfolio                              Investment Grade Bond      The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Dreyfus Socially Responsible Growth Fund, Inc.          Large Cap Growth           The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Equity-Income Portfolio                              Large Value Equity         Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Portfolio                                     Large Growth Equity        Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   High Income Portfolio                                Below Investment Grade     Fidelity Management & Research    None
                                                        Bond                       Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Overseas Portfolio                                   International Equity       Fidelity Management & Research    FMR U.K., FMR
                                                                                   Company                           Far East, and
                                                                                                                     Fidelity
                                                                                                                     international
                                                                                                                     Investment
                                                                                                                     Advisers
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Contrafund(R) Portfolio                                Large Growth Equity      Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Index 500 Portfolio                                  Index Equity               Fidelity Management & Research    Geode Capital
                                                                                   Company                           Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Investment Grade Bond Portfolio                      Investment Grade Bond      Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Mid Cap Portfolio                                    Mid Cap Blend              Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Mutual Shares Securities Fund        Mid Cap Value              Franklin Mutual Advisors, LLC     None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Small Cap Value             Small Cap Value            Franklin Advisory Services, LLC   None
   Securities Fund
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Small Cap Fund              Small Cap Growth           Franklin Advisors, Inc.           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Templeton Foreign Securities Fund    Foreign                    Templeton Investment Counsel,     None
                                                                                   LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------



                                      -12-

------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Real Estate Fund            Sector Equity              Franklin Advisors, Inc.           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
AIM Variable Insurance Funds
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VI-Dynamics Fund                                     Mid Cap Growth Equity      A I M Advisors, Inc.              None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VI-Health Sciences Fund                              Sector Equity              A I M Advisors, Inc.              None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VI-Technology Fund                                   Sector Equity              A I M Advisors, Inc.              None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
J.P. Morgan Series Trust II:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   JP Morgan International Equity Portfolio             International Equity       J.P. Morgan Investment            None
                                                                                   Management Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   JP Morgan Small Company Portfolio                    Small Blend Equity         J.P. Morgan Investment            None
                                                                                   Management Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class, Partners Portfolio                    Large Value                Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class Mid Cap Growth Portfolio               Mid Cap Growth Equity      Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   S-Series Class, Fasciano Portfolio                   Small Cap Blend            Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class, Limited Maturity Portfolio            Short-Term                 Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Scudder Variable Series II
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class B shares, Dreman High Return Equity Portfolio  Large Value                Deutsche Investment Management    Dreman Value
                                                                                   Americas Inc.                     Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class B share, Dreman Small Cap Value Portfolio      Small Cap Value            Deutsche Investment Management    Dreman Value
                                                                                   Americas Inc.                     Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Wells Fargo Funds.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Wells Fargo Advantage Discovery Variable Trust Fund     Mid Cap Growth Equity      Wells Fargo Funds Management,     Wells Capital
                                                                                   LLC                               Management,
                                                                                                                     Incorporated
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Wells Fargo Advantage Opportunity Variable Trust Fund   Mid Cap Blend              Wells Fargo Funds Management,     Wells Capital
                                                                                   LLC                               Management,
                                                                                                                     Incorporated

------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Equity Income Portfolio             Large Value                T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Blue Chip Growth Portfolio          Large Growth               T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Health Sciences Portfolio           Sector Equity              T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2004, the percentages ranged from ____% to ___%, and the dollar amounts received ranged from $___ to $____ per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.


In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

     1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

          (i) operating the Variable Account as a management company under the 1940 Act
          (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required
          (iii) combining or substituting separate accounts
          (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account
          (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
          (vi) making other technical changes in the Policy to conform with any action described herein;

     2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

     3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

     4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

     5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE VARIABLE ACCOUNT

The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2004. The inception date of the Subaccounts originally included with the Policy is May 4, 1998, the date that the Policies were first offered; a number of new Subaccounts were added to the Policy on November 30, 2000 and December 1, 2000, as indicated in the table below.

The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.


Returns are not annualized for periods under one year.
STATEMENT OF NET INVESTMENT RETURNS



                                            For the year ended December 31,

                            Subaccount
                            Effective
                               Date    2004  2003  2002  2001  2000  1999  1998
                            ----------------------------------------------------
TO BE PROVIDED BY POST
EFFECTIVE AMENDMENT FILING

                                   THE POLICY


We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.


The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a)  the 90th day from the date of the agreement;
(b)  the date that insurance takes effect under the Policy;
(c)  the date a policy, other than as applied for, is offered to you;
(d)  three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f)  the time you withdraw the application for life insurance.


We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.


TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," below).


Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.


PREMIUMS


MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.


Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.


PREMIUM LIMITATIONS. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below)

Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.


ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.

We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS

You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (I.E., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "The Fixed Account - Transfers from Fixed Account," above.

Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:


-    transfers resulting from Policy loans
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
- transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights," below), and
- the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

TELEPHONE TRANSACTION PRIVILEGE


If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
-    providing written confirmation of the transaction, and
-    making a tape recording of the instructions given by telephone.


Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.


                               DISRUPTIVE TRADING


POLICY. The Contracts are intended for long-term investment by Owners. They were not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the Fixed Account or the Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds). These risks include:
          o the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund's investments;
          o an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and
          o    increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the "Procedures") and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

DETECTION. We employ various means to attempt to detect and deter market timing and disruptive trading. However, despite our monitoring, we may not be able to detect or stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the subaccounts of variable products issued by these companies or retirement plans.

DETERRENCE. Once an Owner has been identified as a "market timer" under the Procedures, we notify the Owner that we will not accept instructions for such trades in the future. We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers. We will only permit the Owner to make trades in subaccounts which we believe the Owner was not "market timing."

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). We also reserve the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds.

We currently do not impose redemption fees on transfers. Further, for transfers between or among the subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Procedures consistently to all Owners without waiver or exception.

FUND FREQUENT TRADING POLICIES. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

OMNIBUS ORDERS. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


OTHER TRANSFER RIGHTS


TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

ADDITIONAL TRANSFER RIGHT FOR CONNECTICUT AND MARYLAND RESIDENTS. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCUMULATED VALUE

The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

The Accumulated Value and Cash Surrender Value will reflect:



-    the Net Premiums you pay
-    the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account
-    transfers
-    Withdrawals
-    Loans
-    Loan interest charged
-    loan repayments, and
-    charges assessed on the Policy.


DETERMINATION OF NUMBER OF UNITS FOR THE VARIABLE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

     (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

     (2) The value attributable to the Policy in the Fixed Account.


                                  DEATH BENEFIT


GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options: Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," below.

OPTION A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:



------------------- --------------- --------------------------- --------------
  ATTAINED AGE OF                        ATTAINED AGE OF
  YOUNGER INSURED     PERCENTAGE         YOUNGER INSURED        PERCENTAGE
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
    40 and under    250%                        70              115%
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
         45         215%                      75-90             105%
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
         50         185%                        91              104%
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
         55         150%                        92              103%
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
         60         130%                        93              102%
------------------- --------------- --------------------------- --------------
------------------- --------------- --------------------------- --------------
         65         120%                       94+              101%
------------------- --------------- --------------------------- --------------


For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.


ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. ASSUMING THE SPECIFIED PERCENTAGE FOR A PARTICULAR POLICY FOR A PARTICULAR ATTAINED AGE OF THE YOUNGER INSURED IS 250%, THEN, BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, AN ACCUMULATED VALUE OF $90,000 FOR THIS POLICY AT this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

OPTION B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY PAY AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN ACCUMULATED VALUE OF $150,000 WILL RESULT IN AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.


On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)

HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

ADDITIONAL INSURANCE. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

ABILITY TO ADJUST FACE AMOUNT

You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

INCREASE. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

DECREASE. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.


For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)  first, the increase in Face Amount provided by the most recent increase;
(b) then, the next most recent increases, in inverse chronological order; and finally
(c)  the Initial Face Amount.


If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

PAYMENT OF POLICY BENEFITS

You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.



If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

           (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

           (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

           We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


SETTLEMENT OPTIONS

There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


                                  POLICY LOANS


GENERAL. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

LOAN REPAYMENTS. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.


LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations
- Tax Treatment of Policy Benefits," below.)

TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations -Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)


                           SURRENDERS AND WITHDRAWALS

You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" below.

You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:


If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease", above.

Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.


You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.


A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)


                             LAPSE AND REINSTATEMENT


Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for

(a)  providing the insurance and other benefits set forth in the Policy;
(b)  issuing and administering the Policy;
(c)  assuming certain mortality and other risks in connection with the Policy;
     and
(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.


We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.

For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", below.

PREMIUM EXPENSE CHARGE

The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE

We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

MONTHLY DEDUCTIONS


We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:


(a)  the Cost of Insurance Charge
(b)  the Variable Account Charge
(c)  the Monthly Administrative Charge, and
(d)  the cost of any additional benefits provided by Rider.



The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.



     COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

               NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

               If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

               GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

               o    each Insured's Issue Age
               o    each Insured's sex
               o the substandard or uninsurable status of either Insured, if applicable
               o    the coverage's Duration,
               o whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
               o    the 1980 Commissioners Standard Ordinary Mortality Table.

     CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

o    each Insured's Issue Age
o    each Insured`s sex
o    each Insured's Rate Class
o    the coverage's Duration
o whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
o    our expectation of future mortality experience.


     We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.


     We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.


     RATE CLASS. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

o    preferred nonsmoker
o    nonsmoker
o    preferred smoker
o    smoker
o    substandard, and
o    uninsurable classes.


     Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

     The uninsurable rate class is not available in New York.


     VARIABLE ACCOUNT CHARGE.

     The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

      For Policies with Basic Coverage less than $1,000,00.................0.90%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999.......0.80%
      For Policies with Basic Coverage of $3 million or more...............0.75%

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

      For Policies with Basic Coverage of less than $1,000,000.............0.35%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999.......0.30%
      For Policies with Basic Coverage of $3 million or more...............0.25%

However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

  The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.


     MONTHLY ADMINISTRATIVE CHARGE. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

     After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

     OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," below.


WITHDRAWAL CHARGE


At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.



TRANSFER CHARGE


Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under "The Fixed Account - Transfers out of the Fixed Account", above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year.

If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:


o    Policy loans
o the exercise of the transfer rights as described under "Other Transfer Rights", above
o the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
o any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE


We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.


OTHER CHARGES


The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" in the "Summary of the Benefits and Risks of the Policy", above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.

We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

      We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.



DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK


Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:


     1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

     2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

     3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

     4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

     5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.


                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

o    Guaranteed Death Benefit
o    Additional Protection Benefit Rider
o    Policy Split Option
o    Estate Preservation Rider
o    Term Rider
o    Continuing Coverage Rider
o    Enhanced Death Benefit Rider
o    Automatic Increase Rider

We describe three of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

GUARANTEED DEATH BENEFIT


If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.


The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.


If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

ADDITIONAL PROTECTION BENEFIT


The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.


AUTOMATIC INCREASE RIDER


The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

       The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.


An Automatic Increase Rider terminates:

     (a)  at your request
     (b)  when the younger insured reaches Attained Age 81
     (c)  when the maximum total increase is reached
     (d)  on the death of the first to die of the Insureds, or
     (e)  when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.


This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.



                        FEDERAL INCOME TAX CONSIDERATIONS
               [TO BE UPDATED BY POST EFFECTIVE AMENDMENT FILING]

INTRODUCTION


The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:


     (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.

POLICY SPLIT OPTION. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

OTHER TAX CONSIDERATIONS. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner (e.g., a grandchild) may have GST tax consequences under federal and state tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.


POSSIBLE TAX LAW CHANGES


Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES


At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.



                                  LEGAL MATTERS


The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.



 DISTRIBUTION OF THE POLICIES [TO BE UPDATED BY POST EFFECTIVE AMENDMENT FILING]


We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.

Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

Dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Additional amounts may be paid and expenses may be reimbursed based on various factors.

From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.


See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.



                             OTHER POLICY PROVISIONS


INCONTESTABILITY. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

MISSTATEMENT OF AGE AND SEX. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

                              FINANCIAL STATEMENTS


The financial statements of National Life and of the relevant subaccounts of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                    GLOSSARY


ACCUMULATED VALUE           The sum of the Policy's values in the Variable
                            Account and the Fixed
                                        Account.

ADDITIONAL COVERAGE         One of the two types of coverage of which the Face
                            Amount is comprised, which is provided by the Additional Protection Benefit Rider; the other type of coverage is Basic Coverage.

ADDITIONAL PROTECTION       A benefit that may be included in the Policy at your
BENEFIT RIDER               option, which provides Additional Coverage.

ATTAINED AGE                The Issue Age of the Insured plus the number of full
                            Policy Years which have passed since the Date of Issue.

BASIC COVERAGE              One of the two types of coverage of which the Face
                            Amount is comprised; the other type is Additional
                            Coverage, provided by the Additional Protection
                            Benefit Rider.

BENEFICIARY                 The person(s) or entity(ies) designated to receive
                            all or some of the Death Benefit on the death of the last to die of the two Insureds. You designate the Beneficiary in the application. If you subsequently change Beneficiaries, then the Beneficiary is as shown in the latest change filed with us. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

CASH SURRENDER VALUE        The Accumulated Value minus any applicable Surrender
                            Charge, and minus any outstanding Policy loans and accrued interest on such loans.

COLLATERAL                  The portion of the Accumulated Value in the Fixed
                            Account which secures the amount of any Policy loan.

CODE                        The Internal Revenue Code of 1986, as amended.

CUMULATIVE GUARANTEE        The sum of the Monthly Guarantee Premiums in effect
PREMIUM                     on each Monthly Policy Date since the Date of
                            Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY  The sum of the Minimum Monthly Premiums in effect on
PREMIUM each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DAT OF ISSUE                The date on which the Policy is issued, which is set
                            forth in the Policy. It is used to determine Policy
                            Years, Policy Months and Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT               The Policy's Unadjusted Death Benefit, plus any
                            relevant additional benefits provided by a supplementary benefit Rider, less any outstanding
                            Policy loan and accrued interest, and less any unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                 The Initial Face Amount plus any increases in Face
                            Amount and minus any decreases in Face Amount. The
                            Face Amount is the sum of the Basic Coverage, the Additional Coverage and any increases resulting from the Automatic Increase Rider.

FIXED ACCOUNT               The account which holds the assets of National Life
                            which are available to support its insurance and annuity obligations.

GRACE PERIOD                A 61-day period measured from the date on which we
                            send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT    An optional Rider that will guarantee that the
RIDER                       Policy will not lapse, either, prior to the end of
                            the year that the younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of investment performance, if the Cumulative Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                 National Life's Home Office at National Life Drive,
                            Montpelier, Vermont 05604.

INITIAL FACE AMOUNT         The Face Amount of the Policy on the Date of Issue.
                            The Face Amount may be increased or decreased after the first Policy Year.

INSUREDS The two persons upon whose lives the Policy is issued.

ISSUE AGE                   The age of an Insured at his or her birthday nearest
                            the Date of Issue. The Issue Ages of the two
                            Insureds are stated in the Policy.

JOINT AGE                   The age assigned to the Policy, based on
                            characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender
                            Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

MINIMUM BASIC COVERAGE      The Minimum Basic Coverage Amount is $100,000.
AMOUNT

MINIMUM INITIAL PREMIUM     The minimum premium required to issue a Policy.  It
                            is equal to the Minimum Monthly Premium, or if the Guaranteed Death Benefit Rider applies to the
                            Policy, the Monthly Guarantee Premium.

MINIMUM MONTHLY PREMIUM     The monthly premium which, if paid, will guarantee
                            that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two
                            Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE      A charge included in the Monthly Deduction, which is
CHARGE                      intended to reimburse us for ordinary administrative
                            expenses and distribution expenses.

MONTHLY DEDUCTION           The amount deducted from the Accumulated Value on
                            each Monthly Policy Date. It includes the Variable
                            Account Charge, the Monthly Administrative Charge, the Cost of Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM   The monthly premium level which will keep the
                            Guaranteed Death Benefit Rider in force. If the
                            Guaranteed Death Benefit Rider applies only until the younger Insured's Attained Age 81, then the Monthly Guarantee Premium will be less than if you elect to have the Guaranteed Death Benefit Rider apply for the entire lifetimes of the two Insureds.
                            If the Guaranteed Death Benefit Rider applies to a
                            Policy, the Monthly Guarantee Premium will be stated in the Policy.

MONTHLY POLICY DATE         The day in each calendar month which is the same day
                            of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly Policy Date will be deemed to be the next
                            Valuation Day.

NET AMOUNT AT RISK          The amount by which the Unadjusted Death Benefit
                            exceeds the Accumulated Value.

NET PREMIUM                 The remainder of a premium after the deduction of
                            the Premium Expense Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM    The premium amount which you plan to pay at the
                            frequency selected. You may request a reminder notice and may change the amount of the Planned
                            Periodic Premium. You are not required to pay the designated amount.

POLICY ANNIVERSARY          The same day and month as the Date of Issue in each
                            later year.

POLICY YEAR                 A year that starts on the Date of Issue or on a
                            Policy Anniversary.

PREMIUM EXPENSE CHARGE      A charge deducted from each premium payment which
                            has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

RATE CLASS                  The classification of an Insured for cost of
                            insurance purposes. The Rate Classes are: preferred nonsmoker; nonsmoker; preferred smoker; smoker;
                            substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE            The amount deducted from the Accumulated Value of
                            the Policy upon lapse or surrender during the first
                            10 Policy Years or 10 years following an increase in Basic Coverage. The Surrender Charge is shown in the
                            Policy and is discussed in Appendix B to this Prospectus.

TARGET PREMIUM              The premium used in the determination of the amount
                            of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT    Under Option A, the greater of the Face Amount or
                            the applicable percentage of the Accumulated Value;
                            under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY               Each day that the New York Stock Exchange is open
                            for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission.
                            Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next Valuation Date.
                            A Valuation Day ends at the close of regular trading of the New York Stock Exchange.

VALUATION PERIOD            The time between two successive Valuation Days. Each
                            Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                  A payment made at your request pursuant to the right
                            in the Policy to withdraw a portion of the Cash
                            Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.


The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is ____%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

These other asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios during 2004, ____% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2004, and expenses of ___%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2004. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

Illustrated values may vary based on Policy variations required by individual states.

Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
       (NET ANNUAL RATE OF RETURN OF ____% IN THE FIRST 10 YEARS and ____%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)



                            Premiums    Guaranteed                               Current
                                      --------------------------------------  --------------------------------------
                End of    Accumulated                   Cash                                    Cash
                Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                            Interest
                 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
                 ----       --------      -----        -----       -------        -----        -----       -------






The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
       (NET ANNUAL RATE OF RETURN OF ____% IN THE FIRST 10 YEARS and ___%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)


                           Premiums    Guaranteed                               Current
                                      --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
       (NET ANNUAL RATE OF RETURN OF ___% IN THE FIRST 10 YEARS and ____%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)



                           Premiums    Guaranteed                               Current
                                     --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
       (NET ANNUAL RATE OF RETURN OF____% IN THE FIRST 10 YEARS and ____%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)


                            Premiums    Guaranteed                               Current
                                       --------------------------------------  --------------------------------------
                End of    Accumulated                   Cash                                    Cash
                Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                            Interest
                 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
                 ----       --------      -----        -----       -------        -----        -----       -------





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
       (NET ANNUAL RATE OF RETURN OF ____% IN THE FIRST 10 YEARS and ___%
        THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL YEARS
                        FOR THE GUARANTEED ILLUSTRATIONS)


                           Premiums    Guaranteed                               Current
                                       --------------------------------------  --------------------------------------
              End of     Accumulated                   Cash                                    Cash
              Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
                           Interest
               YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
               ----        --------      -----        -----       -------        -----        -----       -------





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                  NATIONAL LIFE
                 SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
       (NET ANNUAL RATE OF RETURN OF ____% IN THE FIRST 10 YEARS and ____%
           THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and ____% IN ALL
                     YEARS FOR THE GUARANTEED ILLUSTRATIONS)



                        Premiums   Guaranteed                                Current
                                  --------------------------------------  --------------------------------------
           End of     Accumulated                  Cash                                    Cash
           Policy        at 5%     Accumulated  Surrender      Death       Accumulated   Surrender     Death
                        Interest
            YEAR        PER YEAR      VALUE       VALUE       BENEFIT         VALUE        VALUE      BENEFIT
            ----        --------      -----       -----       -------         -----        -----      -------





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                              JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:

                  Male:             Subtract 0
                  Female:           Subtract 5

Step2:  Tobacco Adjustment
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

                  Male Tobacco:             Add 3
                  Female Tobacco:           Add 2

Step3:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:

    Table A (125%)       Add 2        Table F (250%)       Add 12
    Table B (150%)       Add 4        Table H (300%)       Add 14
    Table C (175%)       Add 6        Table J (350%)       Add 15
    Table D (200%)       Add 8        Table L (400%)       Add 16
    Table E (225%)       Add 10       Table P (500%)       Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4:  Uninsurables:
         An adjusted age of 100 will be used for all uninsurables.

Step 5:  Age Add-on:
         Take the difference of the adjusted ages and determine the add-on from the following table:
         0                 0
         1-2               1
         3-4               2
         5-6               3
         7-9               4
         10-12             5
         13-15             6
         16-18             7
         19-23             8
         24-28             9
         29-34             10
         35-39             11
         40-44             12
         45-47             13
         48-50             14
         51-53             15
         54-56             16
         57-60             17
         61-64             18
         65-69             19
         70-75             20
         76-85             21

Step 6:  Joint Age:
         Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

                         INITIAL                LEVEL                            INITIAL      LEVEL
  JOINT      TARGET     SURRENDER              PERIOD     JOINT      TARGET     SURRENDER     PERIOD
   AGE       PREMIUM     CHARGE              (IN YEARS)    AGE       PREMIUM     CHARGE       (IN YEARS)
   ---       -------     ------              ----------    ---       -------     ------       ----------
 15 OR LESS   2.40        2.40                    5      53          11.70        11.70       5
 16           2.50        2.50                    5      54          12.90        12.90       5
 17           2.60        2.60                    5      55          14.05        14.05       5
 18           2.65        2.65                    5      56          15.25        15.25       5
 19           2.75        2.75                    5      57          16.45        16.45       5
 20           2.80        2.80                    5      58          17.65        17.65       5
 21           2.90        2.90                    5      59          18.80        18.80       5
 22           3.00        3.00                    5      60          20.00        20.00       5
 23           3.10        3.10                    5      61          20.75        20.75       5
 24           3.20        3.20                    5      62          21.50        21.50       5
 25           3.30        3.30                    5      63          22.70        22.70       5
 26           3.35        3.35                    5      64          23.90        23.90       5
 27           3.45        3.45                    5      65          25.05        25.05       5
 28           3.60        3.60                    5      66          26.25        26.25       5
 29           3.70        3.70                    5      67          27.45        27.45       5
 30           3.80        3.80                    5      68          28.65        28.65       5
 31           3.90        3.90                    5      69          29.80        29.80       5
 32           4.00        4.00                    5      70          31.00        31.00       5
 33           4.15        4.15                    5      71          31.75        31.75       5
 34           4.30        4.30                    5      72          32.50        32.50       5
 35           4.50        4.50                    5      73          33.45        33.45       5
 36           4.70        4.70                    5      74          34.40        34.40       5
 37           4.85        4.85                    5      75          35.30        35.30       5
 38           5.05        5.05                    5      76          36.25        36.25       5
 39           5.30        5.30                    5      77          37.20        37.20       5
 40           5.50        5.50                    5      78          38.15        38.15       4
 41           5.65        5.65                    5      79          39.05        39.05       4
 42           5.80        5.80                    5      80          40.00        40.00       3
 43           6.35        6.35                    5      81          40.00        41.00       3
 44           6.85        6.85                    5      82          40.00        42.00       3
 45           7.40        7.40                    5      83          40.00        43.00       2
 46           7.90        7.90                    5      84          40.00        44.00       2
 47           8.45        8.45                    5      85          40.00        45.00       1
 48           8.95        8.95                    5      86          40.00        46.00       1
 49           9.50        9.50                    5      87          40.00        47.00       1
 50          10.00        10.00                   5      88          40.00        48.00       1
 51          10.25        10.25                   5      89          40.00        49.00       0
 52          10.50        10.50                   5      90          40.00        50.00       0


                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)


The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.


                       Initial   Level                                      Initial    Level
            Target     Surrender Period                          Target     Surrender  Period
 Joint Age   Premium    Charge    (years)              Joint Age  Premium     Charge    (years)
--------------------------------------------           ------------------------------------------

 Up to 15         2.40      2.40     5                    53          11.70      11.70     5
    16            2.50      2.50     5                    54          12.90      12.90     5
    17            2.60      2.60     5                    55          14.05      14.05     5
    18            2.65      2.65     5                    56          15.25      15.25     4
    19            2.75      2.75     5                    57          16.45      16.31     4
    20            2.80      2.80     5                    58          17.65      16.99     4
    21            2.90      2.90     5                    59          18.80      17.36     4
    22            3.00      3.00     5                    60          20.00      18.59     3
    23            3.10      3.10     5                    61          20.75      19.50     3
    24            3.20      3.20     5                    62          21.50      19.99     3
    25            3.30      3.30     5                    63          22.70      21.06     3
    26            3.35      3.35     5                    64          23.90      21.63     3
    27            3.45      3.45     5                    65          25.05      22.89     3
    28            3.60      3.60     5                    66          26.25      23.53     3
    29            3.70      3.70     5                    67          27.45      24.96     3
    30            3.80      3.80     5                    68          28.65      25.66     3
    31            3.90      3.90     5                    69          29.80      27.25     3
    32            4.00      4.00     5                    70          31.00      28.04     3
    33            4.15      4.15     5                    71          31.75      28.84     3
    34            4.30      4.30     5                    72          32.50      29.66     3
    35            4.50      4.50     5                    73          33.45      31.60     3
    36            4.70      4.70     5                    74          34.40      32.54     3
    37            4.85      4.85     5                    75          35.30      33.50     3
    38            5.05      5.05     5                    76          36.25      34.49     3
    39            5.30      5.30     5                    77          37.20      36.80     3
    40            5.50      5.50     5                    78          38.15      37.94     3
    41            5.65      5.65     5                    79          39.05      39.13     3
    42            5.80      5.80     5                    80          40.00      40.37     3
    43            6.35      6.35     5                    81          40.00      41.00     3
    44            6.85      6.85     5                    82          40.00      42.00     3
    45            7.40      7.40     5                    83          40.00      43.00     3
    46            7.90      7.90     5                    84          40.00      44.00     3
    47            8.45      8.45     5                    85          40.00      45.00     3
    48            8.95      8.95     5                    86          40.00      46.00     2
    49            9.50      9.50     5                    87          40.00      47.00     2
    50           10.00     10.00     5                    88          40.00      48.00     2
    51           10.25     10.25     5                    89          40.00      49.00     2
    52           10.50     10.50     5                    90          40.00      50.00     2


                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


National Life Insurance Company............................................1
National Variable Life Insurance Account...................................1
The Portfolios.............................................................1
Premiums 1
Distribution of the Policies...............................................1
Contractual Arrangements between National Life and the Funds
  Investment Advisors or Distributor.......................................
Terms of Underlying Fund Participation Agreements..........................
Underwriting Procedures....................................................
Increases in Face Amount...................................................
Other Policy Provisions....................................................
Optional Benefits..........................................................
         Policy Split Option...............................................
         Estate Preservation Rider.........................................
         Term Rider........................................................
         Continuing Coverage Rider.........................................
Enhanced Death Benefit Rider...............................................
Automated Fund Transfer Features...........................................
Policy Reports.............................................................
Records  ..................................................................
Legal Matters..............................................................
Experts....................................................................
Financial Statements.......................................................
Financial Statements.......................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.


































Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




 SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               National Life Drive
                            Montpelier, Vermont 05604





         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 2, 2005 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.



                   This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for the contract.








                                Dated May 2, 2005

                                TABLE OF CONTENTS

                                                                           PAGE

National Life Insurance Company.............................................1
National Variable Life Insurance Account....................................1
The Portfolios..............................................................1
Premiums ...................................................................1
Distribution of the Policies................................................1
Contractual Arrangements between National Life and the Funds
  Investment Advisors or Distributor .......................................
Terms of Underlying Fund Participation Agreements...........................
Underwriting Procedures.....................................................
Increases in Face Amount....................................................
Other Policy Provisions.....................................................
Optional Benefits...........................................................
         Policy Split Option................................................
         Estate Preservation Rider..........................................
         Term Rider.........................................................
         Continuing Coverage Rider..........................................
Enhanced Death Benefit Rider................................................
Automated Fund Transfer Features............................................
Policy Reports..............................................................
Records ....................................................................
Legal Matters...............................................................
Experts.....................................................................
Financial Statements........................................................
Financial Statements........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Variable Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

The independent public accountant for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

CREDIT TO HOME OFFICE EMPLOYEES. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.


DISTRIBUTION OF THE POLICIES [TO BE UPDATED BY POST EFFECTIVE AMENDMENT FILING]


Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


----------------- ------------------------------------------- ------------------
Fiscal year       Aggregate Amount of           Aggregate Amount of Commissions
                  Commissions Paid to ESI*      Retained by ESI After
                                                Payments to its Registered
                                                Persons and Other Broker-Dealers
----------------- ------------------------------------------- ------------------


2001                     $347,765                           $ 0
2002                     $561,499                           $ 0
2003                     $282,322                           $0
2004                      $_____                            $_____

----------------- ------------------------------------------- ------------------

*  Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life.


National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2004, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:


-------------------------------------------- ---------------------- -----------------------
                                                                      Revenues Received By
         Portfolios of the                        % of Assets      National Life During 2004
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
Alger American Fund                                  0.10%
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
American Century Variable Portfolios, Inc.          0.20%(1)
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
Dreyfus                                              0.20%
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
Fidelity VIP Funds                                    0.10%(2)
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
Franklin Templeton Variable Insurance
  Products Trust                                     0.35%(3)
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
AIM Variable Insurance Funds                         0.25%
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
J.P. Morgan Series Trust II                          0.20%
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------

Neuberger Berman Advisers Management Trust          0.15%(4)

-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------
Scudder Variable Series II                          0.40%(3)
-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------

Wells Fargo Funds                                    0.20%

-------------------------------------------- ---------------------- -----------------------
-------------------------------------------- ---------------------- -----------------------

T. Rowe Price Equity Series, Inc.                   0.25%(5)

-------------------------------------------- ---------------------- -----------------------

     (1) 0.10% on the VP Inflation Protection Portfolio.

     (2) 0.05% with respect to the Index 500 Portfolio.

     (3) Includes 0.25% payable under the Fund's 12b-1 Plan.



     (4) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

     (5) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.



These arrangements may change from time to time, and may include more Funds in the future.


TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

  -  preferred nonsmoker
  -  nonsmoker
  -  preferred smoker
  -  smoker
  -  substandard, and
     uninsurable.

The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-  each Insured's Issue Age
-  each Insured's sex
-  the substandard or uninsurable status of either Insured, if applicable
-  the coverage's Duration
-  whether the coverage is Basic Coverage or Additional Coverage
     (guaranteed rates are higher for Additional Coverage), and
-  the 1980 Commissioners Standard Ordinary Mortality Table.

The actual cost of insurance rates used ("current rates") will depend on:

-   each Insured`s sex
-   each Insured's Rate Class
-   each Insured's Issue Age
-   the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
-   our expectation of future mortality experience.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

         INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

         THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         OWNERSHIP. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

         BENEFICIARY. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

         CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

         SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

         The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

         ASSIGNMENTS. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

         SUICIDE. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

         If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

         CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

         SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

         PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

         PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

         PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

         PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

         LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

         JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

         50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

         The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

POLICY SPLIT OPTION

         If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

         The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

         There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

         The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, in the prospectus.

         THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.

ESTATE PRESERVATION RIDER


         The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.


         The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

         Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

         The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

         The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

         Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

         The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

         On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

         The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

         The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

            THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS,
                             MARYLAND OR NEW YORK.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4:  4%    Target Age -1:  16%               Attained Age - 97: 12%
Target Age - 3:  8%    Target Age through Age 95:  20%   Attained Age - 98:  8%
Target Age - 2:  12%   Attained Age - 96:  16%           Attained Age - 99:  4%

         The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

         There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

         This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

         THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.


AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

         You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

         If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

         Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

         You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

         In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

         If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.


POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

     o   the Face Amount;
     o   the current Death Benefit;
     o   any Policy loans and accrued interest;
     o   the current Accumulated Value;
     o   the non-loaned Accumulated Value in the Fixed Account;
     o   the amount held as Collateral in the Fixed Account;
     o   the value in each subaccount of the Variable Account;
     o   premiums paid since the last report;
     o   charges deducted since the last report;
     o   any Withdrawals since the last report; and
     o   the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.

RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by ___________ of National Life.


EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                              2004 NL AND SEPARATE


                      ACCOUNT FINANCIALS TO BE PROVIDED BY


                         POST EFFECTIVE AMENDMENT FILING

                           PART C: OTHER INFORMATION


Item 26. Exhibits

     (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (2)
     (b)  Custodian Agreements: Not applicable
     (c) (1) Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc. (4)
          (2)  Form of Equity Services, Inc. Branch Office Supervisor Contract
               (2)
          (3)  Form of Equity Services, Inc. Registered Representative Contract
               (2)
          (4)  Schedule of Sales Commissions (6)
     (d)  Contracts:
          (1)  Specimen Sentinel Estate Provider Policy Form (6)
          (2)  Rider for Guaranteed Death Benefit (6)
          (3)  Rider for Additional Protection Benefit (6)
          (4)  Rider for Policy Split Option (6)
          (5)  Rider for Estate Preservation (6)
          (6)  Rider for Annually Renewable Term (6)
          (7)  Rider for Continuing Coverage (6)
          (8)  Rider for Enhanced Death Benefit (6)
          (9)  Rider for Automatic Increase (6)

     (e)  Application (6)
     (f)  Corporate documents:
          (1)  National Life Insurance Company's Charter documents (2)
          (2)  National Life Insurance Company's By-laws (2)
     (g)  Reinsurance agreements
          (1) Automatic Modified-Coinsurance (Mod-Co) Reinsurance and Service Agreement, between National Life Insurance Company and xxxxxx, effective as of September 1, 1998. (12)
          (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
          (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (11)
          (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
          (5)  Automatic Yearly Renewable Term Reinsurance Agreement - National
               Life Insurance Company and xxx, effective May 1, 1999 (11)
          (6)  Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
          (7) Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (11)
     (h)  Participation Agreements:
          (1) (a) Form of Participation Agreement - Market Street, National Life Insurance Company and Equity Services, Inc. (4) (b) Form of Amendment No. 2 to Participation Agreement - Market Street, National Life Insurance Company and Equity Services, Inc. (6)
          (2) (a)Participation Agreement - Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) - August 12, 1989
               (3) (b) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (4) (c)Amendment No. 3 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (6)

          (3) Participation Agreement - National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc. (6)

          (4) (a)Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (3)
               (b)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (5) (c)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (6)
          (5) Form of Shareholder Service Agreement - between National Life Insurance Company and American Century Investment Management, Inc. (6) (a)Form of Amendment to Shareholder Services Agreement
               (12)
          (6) Form of Participation Agreement - National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (6) (a)Form of Amendment to Participation Agreement (12)
          (7) Form of Participation Agreement - National Life Insurance Company and J.P. Morgan Series Trust II (6)
          (8) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (8)
          (9) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (8) (a) Form of Amendment to Participation Agreement (12)
          (10) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (4)
          (11) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
          (12) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)
          (13) Form of Amended and Restated Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (12)
          (14) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (12)

          (15) Form of Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company (12)

     (i)  Administrative Contracts: Not applicable
     (j)  Other Material Contracts: Not applicable

     (k) Opinion and Consent of ___________, as to the legality of the securities being offered (*)
     (l) Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered. (*)


     (m)  Calculation (13)
     (n)  (1)Consent of PricewaterhouseCoopers LLP, Auditors (*)
          (2)Consent of Sutherland Asbill & Brennan LLP (*)

     (o)  Not applicable

     (p)  Initial Capital Agreement: Not applicable
     (q) Redeemability exemption: Memo describing issuance, transfer and redemption procedures (8)
     (r)  Powers of Attorney
          (1)Robert E. Boardman (1)
          (2)A. Gary Shilling (1)
          (3)Jeremiah E. Casey (9)
          (4)Thomas H. MacLeay(9)

1. Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998
2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
7 Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February 26, 1999
8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
9. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), May 1, 2002
10 Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003
(11) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(12) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
(13) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2003

(*)    To be filed by post effective amendment



Item 27. Directors and Officers of the Depositor


Name and Principal Business Address*       Positions and Offices with Depositor
------------------------------------       ------------------------------------
Thomas H. MacLeay                          Chairman of the Board, President,
                                           CEO and Director



Jeremiah E. Casey                          Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                               Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                           Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020


Edward J. Bonach                           Executive Vice President &
                                           Chief Financial Officer
Rodney A. Buck                             Executive Vice President
Michele S. Gatto                           Executive Vice President - Corporate
                                           Services & General
Counsel
Christian W. Thwaites                      Executive Vice President
Thomas H. Brownell                         Senior Vice President &
                                           Chief Investment Officer
Joel Conrad                                Senior Vice President &
                                           Chief Information Officer
Don W. Cummings                            Senior Vice President - Finance
Gregory H. Doremus                         Senior Vice President - New Business
                                           & Customer Service
Kenneth R. Ehinger                         Senior Vice President -
                                           Career Division
Charles C. Kittredge                       Senior Vice President - Marketing
                                           Development & Operations
Wade H. Mayo                               Senior Vice President
Ruth B. Smith                              Senior Vice President - Registered
                                           Product & Life Event
Distribution.

James K. McQueston                         Secretary of the Corporation
Robert E. Cotton                           Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

         National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.


         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation. NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.


         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION

         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   PRINCIPAL UNDERWRITER

         (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:


---------------------------- ---------------------------------- ----------------------------
Name and Principal           Positions and Offices              Positions and Offices
Business Address*            with ESI                           with Depositor
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

Kenneth R. Ehinger           President, Chief Executive         Senior Vice President -
                             Officer & Director                 Career Division

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
John M. Grab                 Senior Vice President &            None
                             Chief Financial Officer
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
Stephen A. Englese           Senior Vice President -            None
                             Securities Operations
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

Gregory D. Teese             Vice President - Compliance &      None
                             Chief Compliance Officer

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
Isabelle Keiser              Vice President                     None
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
Tammy W. King                Vice President - Marketing &       None
                             Field Development
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

James Canavan                Assistant Vice President           None

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

D. Russell Morgan            Counsel                            Chief Compliance Officer -
                                                                Separate Accounts

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
Sharon E. Bernard            Treasurer & Controller             None
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
James K. McQueston           Secretary                          Assistant General Counsel
                                                                & Secretary
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

Thomas H. MacLeay            Director                           Chairman, President &
                                                                Chief Executive Officer

---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------
Edward J. Bonach             Director                           Executive Vice President &
                                                                Chief Financial Officer
---------------------------- ---------------------------------- ----------------------------
---------------------------- ---------------------------------- ----------------------------

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


----------------------- -------------------------- ------------------ ---------------------- -------------------
Name of                 Net Underwriting           Compensation on    Brokerage Commissions  Other Compensation
Principal               Discounts and Commissions  Redemption
Underwriter
----------------------- -------------------------- ------------------ ---------------------- -------------------
----------------------- -------------------------- ------------------ ---------------------- -------------------

Equity Services, Inc.            $_____                       -0-              $______                  -0-


----------------------- -------------------------- ------------------ ---------------------- -------------------


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

ITEM 32.  MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 33.  FEE REPRESENTATION

National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 24th day of February, 2005.


                                            NATIONAL VARIABLE LIFE
                                            INSURANCE ACCOUNT (Registrant)

                                            By: NATIONAL LIFE INSURANCE COMPANY



Attest: /s/ Christopher M. Neronha          By: /s/ Thomas H. MacLeay
        --------------------------              ---------------------
        Christopher M. Neronha                  Thomas H. MacLeay
        Assistant Secretary                     Chairman of the Board, President
                                                and Chief Executive Officer

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 24th day of February, 2005.

                                            NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                             (Depositor)





Attest: /s/ Christopher M. Neronha          By: /s/Thomas H. MacLeay
        --------------------------              --------------------
        Christopher M. Neronha                  Thomas H. MacLeay
        Assistant Secretary                     Chairman of the Board, President
                                                and Chief Executive Officer



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                             Title                          Date


/s/ Thomas H. MacLeay        Chairman, President, Chief        February 24, 2005
Thomas H. MacLeay            Executive Officer, and Director



/s/Edward J. Bonach          Executive Vice President &        February 24, 2005
Edward J. Bonach             Chief Financial Officer



Jeremiah E. Casey*           Director                          February 24, 2005
-----------------
Jeremiah E. Casey


Bruce Lisman                 Director

A. Gary Shilling*            Director                         February 24, 2005
----------------
A. Gary Shilling


*By: /s/  Thomas H. MacLeay                            Date:   February 24, 2005
     ----------------------
          Thomas H. MacLeay
          Pursuant to Power of Attorney